UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 8, 2003





                            PER-SE TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                      000-19480                58-1651222
(State or Other Jurisdiction       (Commission File No.)       (IRS Employer
       of Incorporation)                                     Identification No.)


         2840 Mt. Wilkinson Parkway, Atlanta, Georgia              30339
           (Address of Principal Executive Offices)              (Zip Code)


                                 (770) 444-5300
              (Registrant's Telephone Number, Including Area Code)

Item 7. Financial Statements, Pro Forma Financial Financial Information and Exhibits.

    (c)    Exhibits

   99.1 Press Release dated May 8, 2003, announcing results of operations for the quarterly period ended March 31, 2003.


Item 9. Regulation FD Disclosure; Information Provided Pursuant to Item 12 of Form 8-K.

     On May 8, 2003, Per-Se Technologies, Inc. issued a press release announcing its results of operations for the quarterly period ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     This information is being furnished pursuant to Item 12 of Form 8-K in accordance with the Securities and Exchange Commission's interim guidance regarding Form 8-K Item 12 filing requirements. Such information (including the exhibits hereto) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    May 7, 2003


                                             PER-SE TECHNOLOGIES, INC.


                                             By: /s/ CHRIS E. PERKINS
                                                -------------------------------
                                                 Chris E. Perkins
                                                 Executive Vice President
                                                 and Chief Financial Officer

                                  EXHIBIT INDEX


            Exhibit
              No.       Description
            -------     -----------

             99.1 Press Release dated May 8, 2003, announcing results of operations for the quarterly period ended March 31, 2003.